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                                                                   EXHIBIT 23.1


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 333-50303.



                                                            ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
   April 17, 2001